UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2026

Sunbelt Rentals Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43081	33-3657151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1799 Innovation Pt Fort Mill, SC	29715
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 803-578-5800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SUNB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Completion of U.S. Redomiciliation

Sunbelt Rentals Holdings, Inc., a Delaware corporation (“Sunbelt Rentals”), has become the parent holding company of Ashtead Group plc, a company limited by shares incorporated under the laws of England and Wales (“Ashtead”) pursuant to a court-approved scheme of arrangement under Part 26 of the U.K. Companies Act 2006 (the “Scheme of Arrangement”) as part of Ashtead’s previously announced intention to transfer its primary listing from the London Stock Exchange to the New York Stock Exchange (the “NYSE”) and to change its corporate domicile to the United States (the “U.S. Redomiciliation”). Pursuant to the Scheme of Arrangement, each ordinary share in the capital of Ashtead was cancelled. In consideration for this cancellation, each shareholder received one share of common stock, par value $0.01 per share, of Sunbelt Rentals for every ordinary share they previously held in Ashtead. After the delivery of the order of the High Court of Justice in England and Wales sanctioning the Scheme of Arrangement to the Registrar of Companies in England and Wales, and the close of market trading on February 27, 2026, the Scheme of Arrangement became effective and binding on all shareholders of Ashtead, and Ashtead became a wholly-owned subsidiary of Sunbelt Rentals, thereby completing the U.S. Redomiciliation.

The shares of common stock of Sunbelt Rentals are listed on the NYSE and registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as part of the U.S. Redomiciliation. The issuance of shares of common stock of Sunbelt Rentals pursuant to the Scheme of Arrangement was exempt from registration under Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”).

Ashtead’s ordinary shares ceased trading on the London Stock Exchange (the “LSE”) prior to the open of trading on March 2, 2026 (the “Listing Date”). Sunbelt Rentals’ common stock began trading on each of the LSE and the NYSE at the respective start of trading on the Listing Date, and trades in each case under the symbol “SUNB.” The CUSIP number for Sunbelt Rentals’ common stock is 866966104. Sunbelt Rentals will maintain a secondary listing on the LSE.

Please refer to the Registration Statement on Form 10 filed by Sunbelt Rentals with the U.S. Securities and Exchange Commission (the “SEC”) on January 27, 2026, as amended on February 13, 2026 (the “Form 10”), for additional information about the U.S. Redomiciliation.

Unless otherwise indicated or the context otherwise requires, in this Current Report on Form 8-K, the “Company” refers to (i) Ashtead and its consolidated subsidiaries prior to the completion of the U.S. Redomiciliation and (ii) Sunbelt Rentals and its consolidated subsidiaries after the completion of the U.S. Redomiciliation.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 4.01	Changes in Registrant’s Certifying Accountant.

PricewaterhouseCoopers LLP, United Kingdom (“PwC UK”) audited the consolidated financial statements of Ashtead as of April 30, 2025 and 2024 and for the years ended April 30, 2025 and 2024. In connection with the completion of the U.S. Redomiciliation, on March 2, 2026, the Audit Committee of the Board of Directors of Ashtead accepted notice of the resignation of PwC UK as the Company’s independent registered public accounting firm. Subsequently, the Audit Committee of the Board of Directors of Sunbelt Rentals (the “Board”) appointed PricewaterhouseCoopers LLP, United States (“PwC US”) as the independent registered public accounting firm of Sunbelt Rentals for the fiscal year ending April 30, 2026.

The reports of PwC UK on Ashtead’s consolidated financial statements for the fiscal years ended April 30, 2025 and 2024 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended April 30, 2025 and 2024 and in the subsequent interim period through March 2, 2026, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the instructions relating thereto with PwC UK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC UK, would have caused PwC UK to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for the fiscal years ended April 30, 2025 and 2024.

During the fiscal years ended April 30, 2025 and 2024 and in the subsequent interim period through March 2, 2026, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K except for the material weakness in Ashtead’s internal control over financial reporting identified by management, as previously disclosed in the Form 10, as there were not effectively designed controls in place to assess the classification of debt between current and non-current liabilities which resulted in the need to restate Ashtead’s condensed consolidated financial statements as of and for the six months ended October 31, 2025. This reportable event was discussed among the Ashtead Audit Committee and PwC UK. PwC UK has been authorized by Ashtead to respond fully to the inquiries of the successor independent registered public accounting firm concerning this reportable event.

Sunbelt Rentals has provided PwC UK with a copy of the disclosures in this Current Report on Form 8-K and requested that PwC UK furnish a letter addressed to the SEC stating whether PwC UK agrees with the statements made herein. A copy of PwC UK’s letter, dated March 2, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended April 30, 2025 and 2024, and the subsequent interim period through March 2, 2026, , neither Sunbelt Rentals nor anyone on its behalf consulted with PwC US regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Sunbelt Rentals’ financial statements, and neither a written report nor oral advice was provided to Sunbelt Rentals that PwC US concluded was an important factor considered by Sunbelt Rentals in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

In connection with the completion of the U.S. Redomiciliation, the directors of Ashtead prior to the completion of the U.S. Redomiciliation became the directors of Sunbelt Rentals. In addition, in connection with the U.S. Redomiciliation, Sunbelt Rentals replicated the structure of the committees of the board of directors that previously were in place for Ashtead. Membership of the Board and committees of the Board following the completion of the U.S. Redomiciliation is as set forth in the first table below.

Director Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Nando Cesarone	X
Angus Cockburn	X		X
Jill Easterbrook	X
Brendan Horgan
Renata Ribeiro		X
James Singleton		X	X
Roy Twite		X
Paul Walker			X

Executive Officers

The executive officers of Sunbelt Rentals are set forth in the table below. In connection with the completion of the U.S. Redomiciliation, Sunbelt Rentals entered into amended and restated employment agreements with each of the named executive officers who are executive officers set forth in the table below (i.e., Messrs. B. Horgan, Pease, Washburn and Lull) that are substantially similar in all respects to such named executive officers’ existing employment agreements, other than certain modifications with respect to severance payable upon a qualifying termination of employment. The foregoing summary does not contain all information about the amended and restated employment agreements entered into with each of Messrs. B. Horgan, Pease, Washburn and Lull. The foregoing summary is qualified in its entirety by reference to, and should be read together with, the full text of such amended and restated employment agreements, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and incorporated herein by reference. Additional information regarding Sunbelt Rentals’ directors and executive officers was included in the Form 10 under Item 5, “Directors and Executive Officers” and is incorporated herein by reference.

Officer Name	Title
Brendan Horgan	Chief Executive Officer
Alex Pease	Chief Financial Officer
John Washburn	Chief Operating Officer
Barbara Clark	Senior Vice President and Chief Accounting Officer
Lynne Fuller-Andrews	Executive Vice President, General Counsel and Corporate Secretary
Kyle Horgan	Executive Vice President, Specialty
Brad Lull	Executive Vice President, Strategy and Business Development

Equity and Equity-Based Plans

Existing Plan

Upon the completion of the U.S. Redomiciliation, Sunbelt Rentals assumed the Ashtead Long-Term Incentive Plan 2021 (the “LTIP”) and awards thereunder, with the terms of such awards (including the vesting schedule and vesting conditions) remaining the same, except that, effective as of the completion of the U.S. Redomiciliation, and as part of bringing Sunbelt Rentals’ approach to the amount and structure of its compensation of senior management following the U.S. Redomiciliation into line with U.S. market practice for U.S. listed companies of a similar size and profile, (i) any holding periods which applied to outstanding awards will no longer apply, (ii) any underpins which applied to outstanding restricted stock unit awards will no longer apply and (iii) the performance-vesting conditions which applied to outstanding performance stock unit awards will no longer apply and instead will be deemed to have been met at 85.5% of maximum, which broadly aligns with the average historical performance-vesting achievement level of Ashtead performance stock unit awards over the five most recently-completed fiscal years. The compensation committee of the Board (the “Compensation Committee”) considered various factors in determining how to most appropriately address outstanding LTIP awards upon the effectiveness of the U.S. Redomiciliation given the significant accounting transition and complexities associated with retesting performance criteria. Considerations included maintaining retention elements of the current LTIP, providing a consistent and transparent approach for executives and shareholders and further positioning the management team and Sunbelt Rentals for its transition to the U.S. The Compensation Committee believes that the approach and calculated performance-vesting achievement level of 85.5% for outstanding performance stock unit awards balances these goals while recognizing historical performance. In connection with its assumption of the LTIP, Sunbelt Rentals adopted an omnibus amendment to the LTIP (the “Omnibus Amendment”) to reflect the assumption and changes in applicable law, and to provide for the securities to be issuable in connection with assumed equity awards to be shares of Sunbelt Rentals common stock instead of Ashtead ordinary shares. The foregoing summary does not contain all information about the Omnibus Amendment. The foregoing summary is qualified in its entirety by reference to, and should be read together with, the full text of the Omnibus Amendment, which is filed as Exhibit 10.5 hereto and incorporated herein by reference.

In addition, upon the completion of the U.S. Redomiciliation, outstanding Ashtead deferred bonus plan awards (“DBP Awards”) remained in effect, provided that the DBP Awards will instead track the value of a share of Sunbelt Rentals common stock rather than the value of an Ashtead ordinary share.

Sunbelt Rentals 2026 Omnibus Equity Incentive Plan

Sunbelt Rentals adopted the Sunbelt Rentals 2026 Omnibus Equity Incentive Plan (the “2026 Plan”) effective upon the completion of the U.S. Redomiciliation. The material terms of the 2026 Plan are summarized below. The summary does not contain all information about the 2026 Plan. This summary is qualified in its entirety by reference to, and should be read together with, the full text of the 2026 Plan, which is filed as Exhibit 10.6 hereto and incorporated herein by reference.

The maximum number of shares reserved for issuance pursuant to awards that may be granted under the 2026 Plan is equal to the sum of (i) 18,200,000 (inclusive of any awards made pursuant to any sub-plan of the 2026 Plan) and (ii) any shares that are subject to awards under the LTIP that are forfeited or lapse unexercised following the effective date of the 2026 Plan (the “Share Limit”). The maximum number of shares that may be delivered upon the exercise of incentive stock options will be equal to 18,200,000 (the “ISO Limit”). The shares covered by the 2026 Plan may be authorized but unissued shares, treasury shares or shares reacquired by Sunbelt Rentals in any manner or any combination of the foregoing.

The sum of the grant date fair value of equity-based awards and the amount of any cash compensation granted or paid, as applicable, to a non-employee director in any fiscal year will not exceed (i) $2,200,000, in the case of any non-employee director who also serves as the chairperson of the Board and (ii) $1,000,000, in the case of any other non-employee director.

The Compensation Committee (or a subcommittee thereof or such other Board committee as may be designated by the Board) will administer the 2026 Plan and any sub-plans. The Board may, in its discretion, administer the 2026 Plan or any sub-plan with respect to awards granted to non-employee directors. The 2026 Plan provides that the Compensation Committee may, from time to time, delegate (i) its authority to grant awards or (ii) the authority (including a power to sub-delegate) to perform specified functions under the 2026 Plan to one or more members of the Board or one or more officers or employees of Sunbelt Rentals or an affiliate, provided that no officer will be delegated such authority to grant awards to individuals who are subject to Section 16 of the Exchange Act or to officers or directors who have been delegated the authority to grant or amend awards under the 2026 Plan.

The 2026 Plan provides that awards may be granted to any director, officer, employee or consultant of Sunbelt Rentals or any of its subsidiaries (including any prospective director, officer, employee or consultant to the extent permitted in accordance with Form S-8 under the Exchange Act). The Compensation Committee determines which of such directors, officers, employees and consultants will be granted awards. No person is entitled to participate in the 2026 Plan as a matter of right. Only those directors, officers, employees and consultants who are selected to receive grants by the Compensation Committee may participate in the 2026 Plan. The 2026 Plan provides that the Compensation Committee may grant or issue stock options (including incentive stock options), stock appreciation rights, restricted shares, restricted stock units, cash incentive awards and other equity-based or equity-related awards, or any combination thereof.

In the event that a change in control of Sunbelt Rentals occurs and the surviving entity or successor corporation in such change in control does not assume or substitute outstanding awards (or any portion thereof) granted under the 2026 Plan, then, unless the Compensation Committee determines otherwise, such awards will fully vest and become fully exercisable, as applicable, as of immediately prior to such change in control, with performance-based awards vesting at either target level, which may be pro-rated, or actual achievement, as determined by the Compensation Committee. In addition, the Compensation Committee may, in its sole discretion, upon or in anticipation of a change in control, terminate outstanding awards after giving the participant an opportunity to exercise the awards or terminate the awards for no consideration if the awards have no value (as determined by the Compensation Committee in its sole discretion).

In the event of any extraordinary dividend, extraordinary distribution, recapitalization, rights offering, share split, reverse share split, split-up or spin-off, the 2026 Plan provides that the Compensation Committee will make equitable adjustments as the Compensation Committee determines appropriate. In the event of any reorganization, merger, consolidation, combination, repurchase or exchange of shares or other securities of Sunbelt Rentals, issuance of warrants or other rights to purchase shares or other securities of Sunbelt Rentals or other similar corporate transaction or event or other unusual, extraordinarily or non-recurring event, the 2026 Plan provides that the Compensation Committee may make any equitable adjustment described under the preceding sentence and may also provide that (i) outstanding awards will be cancelled in exchange for a cash payment (or no payment in the case of out-of-the-money options and stock appreciation rights) and (ii) options and stock appreciation rights will expire if not exercised prior to a specified date.

The 2026 Plan provides that, subject to applicable law, the Board may amend, modify, or terminate the 2026 Plan at any time, except that no amendment or termination may, without the consent of the affected participant, materially and adversely affect any rights of such participant with respect to a previously granted award unless otherwise provided in the applicable award agreement. The 2026 Plan will generally require Sunbelt Rentals to obtain stockholder approval for any amendment that would (other than in connection with certain corporate events, as described above): increase the Share Limit and ISO Limit under the 2026 Plan; expand the class of employees or other individuals eligible to participate in the 2026 Plan; extend the expiration date of the 2026 Plan; or allow for the repricing of options or stock appreciation rights.

The 2026 Plan will expire on, and no award will be granted pursuant to the 2026 Plan after, the tenth anniversary of the date prior to the date of the U.S. Redomiciliation; provided that the 2026 Plan will remain in effect past such date solely for the purposes of administering previously granted awards that remain outstanding. Any award outstanding on the expiration date of the 2026 Plan will remain in force according to the terms of the 2026 Plan and the applicable award agreement.

Non-Employee Director Compensation Policy

In connection with the completion of the U.S. Redomiciliation, each non-employee director of Sunbelt Rentals will be eligible to receive compensation under the Sunbelt Rentals Non-Employee Director Compensation Policy (the “Director Compensation Policy”). The Director Compensation Policy supersedes any prior cash and/or equity compensation arrangements for service as a non-employee director of Sunbelt Rentals or any of its subsidiaries.

Under the Director Compensation Policy, each non-employee director of Sunbelt Rentals is entitled to receive annual cash retainers based on positions served on the Board as follows:

Position	Annual Cash Retainer
Chairperson of the Board	$450,000
Member of the Board (other than Chairperson)	$120,000
Chairperson of the Audit Committee	$25,000
Chairperson of the Compensation Committee	$25,000
Chairperson of the Nominating and Corporate Governance Committee	$25,000

Annual cash retainers are cumulative and paid to the non-employee directors quarterly in arrears.

The Director Compensation Policy also provides that (i) on the date of any annual meeting of Sunbelt Rentals’ stockholders, each eligible non-employee director will be granted an award of restricted stock units with a grant date fair value of $175,000, (ii) each non-employee director serving upon the completion of the U.S. Redomiciliation will be granted (on the first date of effectiveness of Sunbelt Rentals’ first registration statement on Form S-8 with respect to the 2026 Plan) an award of restricted stock units with a grant date fair value of $87,745, and (iii) non-employee directors who are appointed after the effectiveness of the U.S. Redomiciliation and prior to the date of the first annual meeting or between annual meetings will receive prorated awards of restricted stock units.

Each such restricted stock unit grant will be eligible to vest in full on the earlier of (i) the first anniversary of the date of grant, (ii) the day immediately preceding the subsequent Sunbelt Rentals annual meeting of stockholders and (iii) immediately prior to the occurrence of a “change in control” (as defined in the 2026 Plan), in each case subject to the applicable non-employee director’s continued service through the applicable vesting date.

The foregoing summary does not contain all information about the Director Compensation Policy. The foregoing summary is qualified in its entirety by reference to, and should be read together with, the full text of the Director Compensation Policy, which is filed as Exhibit 10.7 hereto and incorporated herein by reference.

Indemnification Agreements

Effective February 25, 2026, Sunbelt Rentals entered into indemnification agreements (the “Indemnification Agreements”) with each of Sunbelt Rentals’ directors and executive officers. The Indemnification Agreements provide for indemnification of the directors and executive officers of Sunbelt Rentals to the fullest extent permitted under Delaware law as it now exists or may in the future be amended, against all expenses, liabilities and loss incurred in connection with their service as a director or executive officer on behalf of Sunbelt Rentals. In addition, the Indemnification Agreements provide that, to the extent not prohibited by applicable law, Sunbelt Rentals shall pay the expenses, including attorneys’ fees, incurred by a director or executive officer of Sunbelt Rentals, in defending any action, suit or proceeding in advance of its final disposition and the indemnitee undertakes to repay all amounts so advanced if it is ultimately determined that such person is not entitled to be indemnified by Sunbelt Rentals. The foregoing description of the Indemnification Agreements is a general description only and is qualified in its entirety by reference to the form of the Indemnification Agreement, which is filed as Exhibit 10.8 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 2, 2026, Sunbelt Rentals issued a press release announcing the effectiveness of the Scheme of Arrangement and the completion of the U.S. Redomiciliation. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Sunbelt Rentals Holdings, Inc. (incorporated by reference to Exhibit 3.1 to the Form 10 Registration Statement, initially filed with the SEC on January 27, 2026).

3.2	Amended and Restated Bylaws of Sunbelt Rentals Holdings, Inc (incorporated by reference to Exhibit 3.2 to the Form 10 Registration Statement, initially filed with the SEC on January 27, 2026).

10.1*	Amended and Restated Employment Agreement, dated as of January 19, 2026, by and between Sunbelt Rentals Holdings, Inc. and Brendan Horgan (incorporated by reference to Exhibit 10.15 to the Form 10 Registration Statement, initially filed with the SEC on January 27, 2026).

10.2*	Amended and Restated Employment Agreement, dated as of January 12, 2026, by and between Sunbelt Rentals Holdings, Inc. and Alex Pease (incorporated by reference to Exhibit 10.16 to the Form 10 Registration Statement, initially filed with the SEC on January 27, 2026).

10.3*	Amended and Restated Employment Agreement, dated as of January 16, 2026, by and between Sunbelt Rentals Holdings, Inc. and John Washburn dated (incorporated by reference to Exhibit 10.17 to the Form 10 Registration Statement, initially filed with the SEC on January 27, 2026).

10.4*	Amended and Restated Employment Agreement, dated as of January 14, 2026, by and between Sunbelt Rentals Holdings, Inc. and Brad Lull (incorporated by reference to Exhibit 10.18 to the Form 10 Registration Statement, initially filed with the SEC on January 27, 2026).

10.5*	Omnibus Amendment to the Ashtead Group Long-Term Incentive Plan 2021 (incorporated by reference to Exhibit 10.20 to the Form 10 Registration Statement, initially filed with the SEC on January 27, 2026).

10.6*	Sunbelt Rentals Holdings, Inc. 2026 Omnibus Equity Incentive Plan (incorporated by reference to Exhibit 10.19 to the Form 10 Registration Statement, initially filed with the SEC on January 27, 2026).

10.7*	Sunbelt Rentals Holdings, Inc. Non-Employee Director Compensation Policy (incorporated by reference to Exhibit 10.21 to the Form 10 Registration Statement, initially filed with the SEC on January 27, 2026).

10.8	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.22 to the Registration Statement on Form 10, initially filed with the SEC on January 27, 2026).

16.1#	Letter of PwC UK dated March 2, 2026, addressed to the Securities and Exchange Commission.

99.1#	Press Release dated March 2, 2026

104.1	Cover page interactive data file (embedded within the Inline XBRL document).

#	Filed herewith
*	Indicates management contract or compensatory plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunbelt Rentals Holdings, Inc.

Date: March 2, 2026	By:	/s/ Lynne Fuller-Andrews
	Name:	Lynne Fuller-Andrews
	Title:	Executive Vice President, General Counsel and Corporate Secretary